SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use  of the Commission  Only (as permitted by Rule 14a-6
      (6)(2)

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting  Material  Pursuant  to  ection  240.14a-11(c) or  Section 240.
      14a-12

                           Monterey Bay Bancorp, Inc.
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee  computed  on  table below per Exchange Act Rules  14a-6(i)(1)(4)  and
      0-11.

      (1)  Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

      (2)  Aggregate number of class of securities to which transaction applies:

       -------------------------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:

      --------------------------------------------------------------------------

      2)       Form, Schedule, or Registration Statement No.:

      --------------------------------------------------------------------------

      3)       Filing Party:

      --------------------------------------------------------------------------

      4)       Date Filed:

      --------------------------------------------------------------------------

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                                                                  April 16, 2001


Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company"), the holding company for Monterey Bay Bank (the "Bank"), which will be held on Thursday, May 24, 2001, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. The Company's Directors and Officers, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted. A copy of the Company's 2000 Annual Report to Stockholders, which contains audited financial statements and certain other information about the Company's business, is also enclosed.

         The Company's Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your cooperation is appreciated because a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date, and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                                           Sincerely yours,



                                                           McKenzie Moss
                                                           Chairman of the Board

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 24, 2001

                      -------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company") will be held on May 24, 2001 at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

1. The election of five Directors to terms of office that will expire in 2002, 2003, or 2004;

2. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

3. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         Only record holders of the Company's common stock as of the close of business on April 2, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Monterey Bay Bancorp, Inc., 567 Auto Center Drive, Watsonville, California 95076, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                              By Order of the Board of Directors



                                              Carlene F. Anderson
                                              Assistant Corporate Secretary

Watsonville, California
April 16, 2001

--------------------------------------------------------------------------------

Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and promptly return the enclosed proxy card in the enclosed business reply envelope, which requires no postage if mailed in the United States. The proxy may be revoked at any time prior to exercise, and if you are present at the annual meeting, you may, if you wish, revoke your proxy at that time and exercise the right to vote your shares personally.

--------------------------------------------------------------------------------

                           MONTEREY BAY BANCORP, INC.

                           --------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

                           --------------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of Monterey Bay Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 24, 2001, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076, and at any adjournments thereof. The 2000 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 2000, and a proxy card accompanies this Proxy Statement, which is first being mailed to record holders on or about April 16, 2001.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Company's Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of each of the nominees for Director named in this Proxy Statement and FOR the approval of each of the specific proposals presented in this Proxy Statement.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If you are a stockholder whose shares are not registered in your own name, however, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies will also be solicited personally or by mail or telephone by Directors, Officers, and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities that may be voted at the Annual Meeting consist of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of Directors.

         The close of business on April 2, 2001, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock entitled to vote on the Record Date was 3,419,764 shares.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. If there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the ratification of Deloitte & Touche LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by the Certificate of Incorporation or by law, the ratification of auditors and other matters shall be determined by a majority of the votes cast, without regard to either broker non-votes or proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a Director of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as to those persons believed by the  Company  to be  beneficial  owners  of  more  than  5% of the  Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the  Securities and Exchange  Commission  ("SEC"),  in accordance  with Sections
13(d) and 13(g) of the  Securities  Exchange Act of 1934, as amended  ("Exchange
Act").  Other than those persons  listed below,  the Company is not aware of any person,  as such term is defined in the  Exchange  Act, who owns more than 5% of the Company's Common Stock as of the Record Date.
                                    Name and Address                   Amount and Nature of              Percent of
   Title of Class                 of Beneficial Owner                  Beneficial Ownership                Class
---------------------     -------------------------------------    -----------------------------       ---------------

Common Stock              Josiah T. Austin                                  388,994(1)                     11.37%
                          Valer C. Austin
                          HC01 Box 395
                          Pearce, Arizona 85625

Common Stock              Monterey Bay Bank Employee                        334,683(2)                     9.79%
                          Stock Ownership Plan ("ESOP")
                          567 Auto Center Drive
                          Watsonville, California  95076

Common Stock              Findim Inv., SA                                   320,000(3)                     9.36%
                          Gradinata Forghee 2
                          Massagno, Switzerland
                          011-41-91-568916

Common Stock              Kahn Brothers & Company                           187,724(4)                     5.49%
                          555 Madison Avenue, 22nd Floor
                          New York, New York  10022

(1) Based upon information contained in a Schedule 13D filed by Mr. Austin with the SEC on March 16, 2001 pursuant to the Securities Exchange Act of 1934 and upon other information supplied by Mr. Austin to the Company.

(2) CNA Trust Corporation, Costa Mesa, California has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 2000, 190,932 shares had been allocated and retained under the ESOP. Unallocated shares and allocated shares for which no voting instructions are received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the ESOP Trustee's fiduciary duty.

(3) Based upon information contained in Amendment No. 5 to Schedule 13D filed by Findim Investments, SA in April of 2000, and other information supplied by Findim Investments to the Company.

(4) Based up information contained in Schedule 13G/A filed by Kahn Brothers on January 31, 2001.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of twelve Directors and is divided into three classes. Each of the twelve members of the Board of Directors of the Company also presently serve as Directors of the Bank. Except as noted below, Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

         The Board has nominated Larry A. Daniels for election to a one-year term, Josiah T. Austin for election to a two-year term, and Edward K. Banks, Nicholas C. Biase, and C. Edward Holden for election to three-year terms. Information on these nominees is set forth below. P.W. Bachan and Eugene R.
Friend have informed the Board of Directors that they will retire as Directors of the Company and the Bank at the conclusion of this Annual Meeting, becoming Directors Emeritus.

         If any nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless otherwise indicated or authority to vote for the election of any nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

         Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A majority of the votes entitled to be cast on a matter constitutes a quorum. Abstentions and broker non-votes would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information   with  Respect  to  the   Nominees,   Continuing   Directors,   and
Non-Continuing Directors

         The following table sets forth, as of the Record Date, the names of the nominees and continuing and non-continuing Directors of the Company; their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a Director of the Company; and the year in which their terms (or in the case of the nominees, their proposed terms) as Director of the Company expire. The table also sets forth the amount of Common Stock, and the percent thereof, beneficially owned by each and by all Directors and Executive Officers as a group as of the Record Date. Unless otherwise noted, each person exercises sole (or shares with an immediate family member) voting or dispositive power as to the shares reported. Percentages are based upon 3,419,764 shares outstanding as of the Record Date.

         In   conjunction   with  the   expiration  of  the  terms  of  the  two
non-continuing  Directors, it is the current intention of the Board of Directors to reduce the number of Directors  from the current  twelve to ten as of May 24,
2001.
              Name and Principal                                        Expiration       Shares of Common
            Occupation at Present                          Director     of Term as      Stock Beneficially      Percent
           And for Past Five Years                Age      Since(1)      Director              Owned            of Class
-----------------------------------------------  -------  -----------  --------------  ----------------------  -----------
NOMINEES

Josiah T. Austin                                   53        1999          2003              388,994            11.37%
Rancher and private investor, El Coronado
Ranch, Pearce, Arizona

Edward K. Banks                                    52        1993          2004               18,152(2)            *
Chief Executive Officer of Pajaro Valley
Insurance Agencies, Inc.; Watsonville,
California.

Nicholas C. Biase                                  33        1997          2004                7,469(3)            *
Representative of Findim Investments, S.A.;
President of Omabuild, Inc., a real estate
company, New York, New York

Larry A. Daniels                                   59        2001          2002                  349               *
President, Daniels and House Construction
Company
Monterey, California

C. Edward Holden (Vice Chairman)                   53        2000          2004               40,240(4)          1.17%
Chief Executive Officer and President  of the
Company and the Bank
CONTINUING DIRECTORS

Diane Simpkins Bordoni                             47        1998          2003                3,454               *
Chief Financial Officer of System Studies
Incorporated, Santa Cruz, California

McKenzie Moss (Chairman)                           70        1996          2003                8,195(5)            *
Financial & Strategic Planning Consultant;
University Instructor and Lecturer; Writer;
Retired bank executive

Steven Franich                                     54        1989          2002               72,236(6)          2.11%
President of Marty Franich Auto Dealerships,
Watsonville, California

Stephen G. Hoffmann                                56        1997          2002                4,754(7)            *
President/CEO of Canyon National Bank, Palm
Springs, California

Gary L. Manfre                                     47        1993          2002               32,231(8)            *
Treasurer, Watsonville Coast Produce, Inc.,
Watsonville, California


                                                               5




              Name and Principal                                        Expiration       Shares of Common
            Occupation at Present                          Director     of Term as      Stock Beneficially      Percent
           And for Past Five Years                Age      Since(1)      Director              Owned            of Class

NON-CONTINUING DIRECTORS

P.W. Bachan (Vice Chairman)                        74        1954          2001               36,059(9)          1.05%
Partner in the law firm of Bachan,
Skillicorn, and Marinovich, Watsonville,
California

Eugene R. Friend (Vice Chairman)                   77        1969          2001              5 2,945(10)         1.54%
Chairman of the Board of the Company and
the Bank through  2000;  Retired  Chief
Executive Officer of the Company and the Bank

Stock Ownership of all Directors and                                                         819,062(11)        22.95%
  Executive Officers as a Group (21 persons)

-------------------------------------------------

*Represents less than 1% of the Company's voting securities.

(1) Includes years of service as a Director of the Bank prior to the formation of the Company.

(2) Includes 13,001 stock options that are either vested or will vest within 60 days of the Record Date. Mr. Banks is the son-in-law of Mr. Friend.

(3) Includes 1,474 stock options that are either vested or will vest within 60 days of the Record Date. Findim Investments, S.A. is the beneficial owner of 320,000 shares of Company Common stock of which Mr. Biase disclaims beneficial ownership. See "Security Ownership of Certain Beneficial Owners."

(4) Includes 28,240 stock options that are either vested or will vest within 60 days of the Record Date.

(5) Includes 1,473 stock options that are either vested or will vest within 60 days of the Record Date.

(6) Includes 6,500 stock options that are either vested or will vest within 60 days of the Record Date.

(7) Includes 1,474 stock options that are either vested or will vest within 60 days of the Record Date.

(8) Includes 6,500 stock options that are either vested or will vest within 60 days of the Record Date.

(9) Includes 906 shares owned by Mr. Bachan's spouse and 12,293 stock options that are either vested or will vest within 60 days of the Record Date.

(10) Includes 14,375 stock options that are either vested or will vest within 60 days of the Record Date.

(11) Includes 149,175 stock options that are either vested or will vest within 60 days of the Record Date.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 2000, the Company's Board of Directors held twelve regular meetings and five special meetings. With the exception of Mr. Bachan, all of the Directors of the Company attended at least 75% of the Company's regular monthly Board meetings held during fiscal 2000. The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee of the Company currently consists of Ms. Bordoni (Chairman), Mr. Bachan, Mr. Franich, and Mr. Moss, all of whom are outside Directors. Membership of the Audit Committee was restructured in 2000 due to the retirement of two Directors and to comply with the new requirements for corporate audit committees. The Audit Committee meets as called by the Chairman and met eight times in fiscal year 2000. The purpose of the Audit Committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The Audit Committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Bank met eleven times in fiscal 2000. The Audit Committee Report is set forth on page 18.

         Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consists of Mr. Moss (Chairman), Mr. Biase, Mr. Franich, and Mr. Hoffmann. The Nominating Committee considers and recommends the nominees for Director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of Directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee that is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on January 11, 2001.

         Compensation/Benefits Committee. The Compensation/Benefits Committee of the Company consisted of Messrs. Henrichsen (Chairman), Hoffmann, Manfre, Bachan, and Banks through May 25, 2000, at which time the membership was restructured to its current composition of Messrs. Bachan (Chairman), Austin, Banks, Hoffmann, and Manfre. The Compensation/Benefits Committee also serves as the ESOP Committee. This Committee meets to establish compensation for the Chief Executive Officer, to approve compensation and benefits to be paid to employees, as needed, and to review the incentive compensation programs when necessary. The Compensation/Benefits Committee met ten times in fiscal 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

         Pursuant to Section 16(a) of the Exchange Act, Officers, Directors, and beneficial owners of more than 10% of the Common Stock are required to file reports on Forms 3, 4, and 5 with the SEC concerning their beneficial ownership of the Common Stock, as well as to report certain changes in such beneficial ownership. Based upon the Company's review of such reports, no Officer, Director, or beneficial owner of more than 10% of the Common Stock failed to file required reports on Forms 3, 4, or 5 on a timely basis for the fiscal year ended December 31, 2000, except that Messrs. Banks, Davis, and Poole each made one inadvertent late filing with respect to an acquisition or disposition of shares of Common Stock.

Directors' Compensation

         Boards of Directors hold a significant and unique position in corporate governance. To appropriately represent the interest of the stockholders, the Company retained the services of an independent third party with substantial experience in compensation structure to perform the following: review and outline the key responsibilities performed by Directors in organizations of similar size and scope; determine competitive compensation for Directors service and contribution; review Board composition versus similar organizations; and review overall compensation and benefit practices.

         There are a number of different elements associated with Director compensation including: Directors' Fees, Stock Options, and Stock Awards.

         Directors' Fees. Directors of the Company who are not also employees of the Company receive a retainer of $200.00 per month for serving on the Company's Board of Directors. In 2000, the monthly retainer for service on the Board of Directors of the Bank by Directors who are not also employees of the Bank was $1,500.00. All members of the Board of Directors of the Bank are also members of the Board of Directors of Portola Investment Corporation, a wholly-owned subsidiary of the Bank ("Portola"). All members of the Board of Directors of Portola, if they are not also employees of the Bank, receive a monthly retainer fee of $200.00. The Chairman of the Board receives an additional $1,100 per month in total Directors fees. No committee meeting fees are paid and committee Chairmen receive no additional compensation. Directors are also eligible to receive travel reimbursement of up to $300.00 for each regular or special board meeting attended.

         Stock Award Plan for Outside Directors. The Company maintains the Monterey Bay Bancorp Stock Award Plan for Outside Directors which provides Directors with the opportunity to elect to receive shares of stock of the Company in lieu of cash retainer fees for serving as a Director of the Company or any of its subsidiaries as an additional incentive to promote the Company's success. All current Directors have made the election to receive the regular monthly retainer fees in the form of Company Common Stock.

         Directors' Option Plan. Until December 31, 1999, the Company granted options under the 1995 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). Under the Directors' Option Plan, Directors who were not Officers or employees of the Company or Bank could be granted non-statutory stock options to purchase shares of the Company's Common Stock. Each option awarded entitled the holder to purchase one share of Common Stock at the fair market value of the Common Stock on the date of grant. All options granted under the Directors' Option Plan began vesting in five equal annual installments on the first anniversary of the date of the grant, provided, however, that in the event of death or disability of the participant or, to the extent not prohibited by the Office of Thrift Supervision ("OTS)", upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable. As of December 31, 1999 all non-statutory stock options available for grant under the Directors Option Plan had been granted. After this date, option awards to Directors have been and will be made from the 1995 Incentive Stock Option Plan, as amended and restated as of May 25, 2000 to provide for option awards to Directors. Please refer to Incentive Stock Option Program, which is more fully described on page 10.

         Recognition and Retention Plan for Outside Directors. The Company historically maintained a Recognition and Retention Plan ("RRP") to grant awards of Common Stock to all Directors who are not also employees of the Company or the Bank. As of December 31, 1999, there were no additional shares available for grant under the RRP. There are currently no outstanding but unvested awards under the RRP because, during the calendar year of 2000, the Company accelerated the vesting of awards granted to outside Directors Biase, Hoffmann, and Moss that had been forfeited by a retiring Director on March 13, 1998. All awards granted prior to that date vested per the original schedule, which called for awards to Directors to vest in five equal annual installments commencing on the first anniversary of the effective date of the award. RRP awards were 100% vested upon termination of service as a Director due to death or disability of the Director or, to the extent not prohibited by the OTS, upon a change in control of the Company or the Bank. If a Director terminated service with the Company or the Bank before his or her Awards were fully vested, the

Director's non-vested awards were to be forfeited, unless the Director becomes a participant in the Director Emeritus Program, in which event non-vested awards would continue to vest on their original schedule. The RRP was terminated effective December 31, 2000.

         Directors' Retirement Plan. The Bank historically maintained a non-qualified Directors' Retirement Plan for the benefit of certain Directors of the Bank. Under this Plan, Directors of the Bank who have served on the Board of Directors for a minimum of nine years (three consecutive terms of three years each) were entitled to receive a quarterly payment equal to the amount of the quarterly retainer fee in effect at the date of retirement, continuing for a period of ten years. The Directors' Retirement Plan provides that payments will be accelerated upon the death of the Participant. In March 1999, the Board of Directors of the Bank amended the Directors' Retirement Plan to close the Plan to new participants and to permit participants to make an irrevocable election to receive their Plan benefit in the form of shares of the Common Stock. During 2000, the Company offered a lump sum settlement to all remaining Plan participants. All but two participants elected to receive a lump sum distribution. Such distributions were effected in either cash or Common Stock, as applicable, prior to the end of 2000. At December 31, 2000, one of the two remaining participants had elected to receive a lump sum distribution in 2001 in satisfaction of the Company's obligations to him under the Plan. The heirs of the other remaining participant at December 31, 2000 are receiving periodic cash payments under the Plan.

         Director Emeritus Program. To recognize and reward Directors for their years of service and overall contribution to the Company, in March of 2000, the Board of Directors adopted the Director Emeritus Program, effective as of May 25, 2000. The Program allows individual Directors who have served at least nine years (three terms of three years) to retire between the ages of 65 and 72. Retirement from the Board of Directors would be mandatory at age 72. Eligible Directors receive a title of Director Emeritus and a cash payment equal to the annual retainer at the current rate as recognition of their contribution and years of service to the Company and the Bank. In addition, options awards made to a Director that have not yet vested when the Director becomes a Director Emeritus will continue to vest in accordance with their original vesting schedule. Messrs. Henrichsen and Resetar made the election to participate in the Director Emeritus Program during 2000, and Messrs. Bachan and Friend plan to make the election to participate in the Director Emeritus Program after the Annual Meeting date of May 24, 2001.

Compensation Benefits Committee Report on Executive Compensation

Administration/General

         The Compensation/Benefits Committee of the Board provides overall guidance regarding executive compensation programs and reviews recommendations of management for compensation and benefits for other officers and employees of the Bank.

         The current members of the Compensation/Benefits Committee are: Messrs. Bachan (Chairman), Austin, Banks, Hoffmann, and Manfre. The President/Chief Executive Officer and the Vice President, Human Resources currently serve as non-voting advisors to the Compensation/Benefits Committee.

Compensation Philosophy

     The goals and objectives of the Bank's compensation program include:

     o To provide motivation for the Executive Officers to enhance stockholder value by linking their compensation to the value of the Common Stock;

     o To integrate total compensation with the Company's short-term and long-term performance goals and the objective of increasing stockholder value;

     o To attract high performing Executive Officers by providing total compensation opportunities which are consistent with externally competitive norms of the financial services industry and the Company's level of performance;

     o   To  retain   qualified   executives   vital  to  the   success  of  the
         organization;

     o To reward above average individual and corporate performance as measured by financial results and strategic achievements; and

     o To maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         The Company's compensation strategy includes a mix of compensation elements, including: base salary; short-term incentive compensation; and
long-term incentives (including stock options and stock awards). Executive Officers also participate in various qualified and non-qualified employee benefit plans designed to provide retirement income, such as the ESOP and the 401(k) plan.

         Base Salary. The relative levels of base salary for the Executive Officers are designed to reflect each Executive Officer's scope of responsibility and accountability within the organization. To determine the necessary amounts of base salary to attract and retain top quality management, the Compensation/Benefits Committee reviews comparable salary and other compensation arrangements in effect. Further, the Compensation/Benefits Committee considers the entire compensation package, including the equity compensation to be provided under the Company's stock plans, of the Executive Officers.

         In the first quarter of 2000, a competitive review of the current total compensation for Company Officers was performed by an independent outside consulting firm specializing in compensation planning. Various industry survey materials were used in this review. The resulting findings were used by the Compensation/Benefits Committee in its executive salary reviews for the year 2000.

         Incentive Stock Option Program. The Company's 1995 Incentive Stock Option Plan was amended and restated as of May 25, 2000, with stockholder approval, to create one comprehensive option program. These amendments included:
(1) an increase in the number of shares reserved for issuance under the Plan from 414,107 shares to 660,000 shares; (2) an increase in the strike price of options granted to at least 110% of the fair market value of the common stock on the date of the grant for all grants occurring on or after May 25, 2000; (3) provisions for added flexibility in vesting schedules for both incentive and non-statutory stock options; and (4) allowing non-employee Directors eligibility for grants of non-statutory stock options under the Plan.

         The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of Directors, employees, and stockholders. Officers and other employees of the Company or its Affiliates and Directors are eligible to participate in the Incentive Stock Option Program. Options are awarded to Officers based upon, in part, the Officers' level of responsibility and contributions to the Company and the Bank. Under the Incentive Stock Option Program, as amended, each option entitles the holder to purchase one share of the Common Stock at 110% of the fair market value of the Common Stock on the date of the grant. Each option awarded prior to the Plan's amendment on May 25, 2000 entitled the holder to purchase one share of the Common Stock at the fair market value of the Common Stock on the date of grant. Stock options vest over a time period determined by the Board of Directors, typically ratably over five years commencing at the first anniversary of the date of the grant. The vesting of awarded stock options is accelerated in the event of a change in control of the Company or of the Bank. Information regarding grants of options or stock appreciation rights to the Named Executive Officers is set forth in the "Option Grants in Last Fiscal Year" table below.

         Stock Award Program. The Company maintains a Performance Equity Program ("PEP") for Officers that was originally adopted in 1995. The purpose of PEP is to provide Officers with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Company and to improve the financial performance of the Company.

         The PEP provides for two types of awards: time-based grants and performance-based grants. Time-based grants vest pro-rata on each anniversary of the grant date and become fully vested over the applicable time period as determined by the Board of Directors, typically over five years. Vesting of performance-based grants is dependent upon achievement of criteria established by the Board of Directors for each stock award. During calendar year 2000, certain performance-based awards lapsed because goals were not met. During calendar year 2000, Mr. Andino, one of the Named Executive Officers, received 15,000 PEP shares pursuant to both time and performance based grants. Vesting of stock awards under the PEP is accelerated in the event of a change in control of the Company or the Bank.

         Cash Incentive Bonus Plan. The Compensation/Benefits Committee approved the Cash Incentive Bonus Plan in June 2000 for the calendar year 2000. Qualified Officers of the Bank may be eligible for cash incentive awards if the Company achieves at least 75% of the goals established under the Plan or certain minimum thresholds. The Company's results were less than the minimum threshold required for calendar year 2000, so the Plan did not fund for 2000. The Cash Incentive Bonus Plan is subject to annual approval and has been approved for 2001.

         Officers' Salary Continuation Plan. The Company historically maintained a non-qualified Salary Continuation Plan for the benefit of certain Officers of the Bank. Officers participating in the Plan are entitled to receive a fixed monthly payment for a period of ten years upon retirement. The Plan provides that payments will be accelerated upon the death of the Participant or in the event of a change in control of Monterey Bay Bancorp, Inc. or Monterey Bay Bank. In March of 1999, the Board of Directors closed the Plan to new participants. Further, in March of 1999, the Board of Directors amended the Plan to permit participants to make an irrevocable election to convert their Plan benefit into shares of Common Stock. At December 31, 2000, there were two remaining participants in the Plan, both of whom were receiving periodic cash benefits.

         Compensation of the President and Chief Executive Officer. After taking into consideration the total compensation review as described earlier, the Compensation/Benefits Committee determined to pay its new Chief Executive Officer, C. Edward Holden, an annual salary of $225,000. The special bonus granted to Mr. Holden in 2000, as well as new and existing stock options or stock awards granted to certain Executive Officers in 2000, are listed in the "Summary Compensation Table."

         Employment Agreements. The Bank and the Company have entered into employment agreements with the current Chief Executive Officer and President, Mr. Holden, the Former President and Chief Operating Officer, Mr. Delk, and the Senior Vice President and Chief Financial Officer, Mr. Andino. In addition, the Bank and the Company have entered into a Change in Control Agreement with the Senior Vice-President and Chief Loan Officer, Ben Tinkey. These agreements are described below.

         Mr. Holden's Employment Agreements

         Mr. Holden's Bank and Company employment agreements are substantially similar. Mr. Holden's Employment Agreements provide for two year terms. The Company's employment agreement with Mr. Holden provides for yearly extensions such that the remaining term of the agreement shall be two years after notice of non-renewal is provided. Under the employment agreements, Mr. Holden's base salary will be reviewed annually. In this regard, for fiscal 2001, the base salary of Mr. Holden is $225,000. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         Mr. Holden's employment agreements provide for termination of Mr. Holden by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate Mr. Holden's employment for reasons other than for cause, or in the event of resignation from the Bank and the Company upon (i) failure to re-elect Mr. Holden to his current offices, (ii) a material change in Mr. Holden's functions, duties, or responsibilities, (iii) a relocation of his principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the employment agreement by the Bank or the Company, Mr. Holden or, in the event of death, his beneficiaries would be entitled to severance pay in an amount equal to the greater of his remaining salary payments under the employment agreement or his base salary for one year plus an amount equal to the cost of providing medical and dental coverage through COBRA continuation coverage for a period of one year.

         Under Mr. Holden's employment agreements, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the employment agreements, he or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreements or (ii) three times the average of the three preceding years' annual compensation, including bonuses and any other cash compensation paid or to be paid to him during such years, and the amount of any contributions made or to be made to any employee benefit plan. In addition, the Bank and the Company would continue, his life, health, and disability coverage for thirty-six months. Payments to Mr. Holden under the Bank's employment agreement are guaranteed by the Company if payments or benefits are not paid by the Bank. If a change in control occurs, based upon three years of the past fiscal years' salary and bonus, Mr. Holden would receive approximately $866,568 in severance payments in addition to other cash and non-cash benefits provided for under the employment agreements.

         Mr. Delk's Employment Agreements

         Mr. Delk resigned his position of President and Chief Operating Officer of the Company and the Bank effective September 29, 2000. The Bank and Company had entered into employment agreements with Mr. Delk that are substantially similar. The employment agreements provide for two year terms and for Mr. Delk's base salary to be reviewed annually. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         Mr. Delk's employment agreements provide for termination of Mr. Delk by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate Mr. Delk's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect Mr. Delk to his current offices, (ii) a material change in Mr. Delk's functions, duties, or responsibilities, (iii) a relocation of his principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the employment agreement by the Bank or the Company, Mr. Delk or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to the remaining salary payments under the employment agreements, including base salary, bonuses, other payments, and health benefits due under the remaining terms of the employment agreements to Mr. Delk.

         Under Mr. Delk's employment agreements, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the employment agreement, Mr. Delk or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of
(i) the payments due for the remaining terms of the agreements or (ii) three times the average of the three preceding years' annual compensation, including bonuses and any other cash compensation paid or to be paid to Mr. Delk during such years, and the amount of any contributions made or to be made to any employee benefit plan. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for the remaining term of the agreements. The Bank's agreement has a similar change in control provision, however, Mr. Delk would only be entitled to receive a severance payment under one agreement. Payments to Mr. Delk under the Bank's employment agreement are guaranteed by the Company if payments or benefits are not paid by the Bank.

         At December 31, 2000, Mr. Delk, the Company, and the Bank were in the process of settling the severance terms of Mr. Delk's employment. The Employment Agreements require settlement exclusively by arbitration, which the Company was pursuing at December 31, 2000.

         Mr. Andino's Employment Agreements

         Mr. Andino's Bank and Company employment agreements are substantially similar and provide for two year terms. The employment agreements provide that Mr. Andino's base annual salary shall not be less than $135,000.00. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

         Mr. Andino's employment agreements provide for his termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate Mr. Andino's employment for reasons other than for cause, Mr. Andino or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to his base salary for one year, plus an amount equal to the cost of providing health benefits for one year.

         Under Mr. Andino's employment agreements, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the employment agreements, he or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreements or (ii) two times the average of the three preceding years' annual compensation, including bonuses and any other cash compensation paid or to be paid to him during such years, and the amount of any contributions made or to be made to any employee benefit plan. In addition, the Bank and the Company would continue his life, health, and disability coverage for two years. Payments to Mr. Andino under the Bank's employment agreement are guaranteed by the Company if payments or benefits are not paid by the Bank. If a change in control occurred, based upon two years of the past fiscal years' salary and bonus, Mr. Andino would receive approximately $300,000 in severance payments in addition to other cash and non-cash benefits provided for under the employment agreements.

         Mr. Tinkey's Change in Control Agreements

         Mr. Tinkey's Change in Control Agreement with the Company and the Bank provides for a one year term which may be extended for a one year term on each anniversary date of the agreement. Under the Change in Control Agreement, a "Change in Control" means, with certain exceptions, an event of a nature that
(1) would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K pursuant to section 13 or 15(d) of the Exchange Act or (2) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the OTS. In addition, a Change in Control will be deemed to have occurred at such time as (1) any person is or becomes the beneficial owner of 25% or more of the Company's or the Bank's outstanding securities, (2) the Board of Directors in place on the date of the Agreement (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, unless such subsequent members are approved by a vote of at least three-fourths of the Incumbent Board, (3) a plan of reorganization, merger, consolidation, or sale of all or substantially all of the assets of the Company or the Bank occurs, or a proxy is filed by someone other than current management relating thereto, in which the Company or Bank is not the resulting entity, or
(4) a tender offer is made for 25% or more of the voting securities of the Company or the Bank.

         Mr. Tinkey will be eligible for change in control benefits if, within six months following a Change in Control, (1) his employment is terminated other than for cause (as defined in the Agreement), (2) he suffers a material detrimental alteration in authority or responsibility, demotion, or loss of title, (3) his compensation is reduced by 5% or more, or (4) he is relocated from his principal place of employment by more than 30 miles. The change in control benefit will be equal to Mr. Tinkey's then current annual compensation plus medical, dental, vision, short-term disability, and long-term disability coverage for twelve months.

Executive Compensation

         The report of the Compensation Committee and the Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Compensation/Benefits Committee

         P. W. Bachan; Josiah Austin; Edward K. Banks; Stephen Hoffmann; Gary Manfre










         Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and SNL Thrift Stocks for the period beginning on February 15, 1995, the day the Common Stock began trading, through December 31, 2000. The graph reflects the historical performance of the Common Stock, and, as a result, may not be indicative of possible future performance of the Common Stock. The data was supplied by SNL Securities.

                     Comparison of Cumulative Total Returns

                      February 15, 1995 - December 31, 2000

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                         Period Ending
                               -------------------------------------------------------------------
Index                             12/31/95   12/31/96   12/31/97   12/31/98   12/31/99    12/31/00
--------------------------------------------------------------------------------------------------
Monterey Bay Bancorp, Inc         100.00     127.39     169.58     156.79     112.04      119.23
NASDAQ - Total US*                100.00     123.04     150.69     212.51     394.94      237.68
SNL Thrift Index                  100.00     130.30     221.71     195.00     159.29      254.35


*Source: CRSP, Center for Research in Securitiy Prices, Graduate School of Business, The University of Chicago 2001.

Used with permission. All rights reserved. crsp.com.


SNL Securities LC                                                 (804) 977-1600

Summary  Compensation  Table.  The  following  table shows,  for the years ended
December 31, 2000, 1999, and 1998, the cash compensation paid by the Company, as well as certain  other  compensation  paid or accrued  for those  years,  to the current and former Chief Executive  Officer and those Executive  Officers of the
Company  and the Bank who earned in excess of  $100,000  during the fiscal  year
2000 (the "Named Executive Officers").
------------------------- ------------------------------------------------- ------------------------------------------------
                                       Annual Compensation(1)                           Long-Term Compensation
                                                                            ------------------------------ -----------------
                                                                                       Awards
------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
                                                                                            Securities
Name and                                                        Other                       Underlying
Principal                                                       Annual      Restricted        Awards          All Other
Positions                   Year      Salary     Bonus(2)   Compensation(3)   Stock(4)    Options (#)(5)   Compensation(6)
------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------

C. Edward Holden          2000         150,000      58,256               -            -            75,000                 -
Chief Executive Officer
and President

------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
Eugene R. Friend          2000          24,000           -               -            -                 -                 -
Former Chief Executive    1999          71,333           -               -            -                 -             9,771
Officer                   1998          67,456           -               -            -                 -            16,328

------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
Marshall G. Delk          2000         116,666           -               -            -                 -                 -
Former President and      1999         134,775           -               -            -                 -            17,648
Chief Operating Officer   1998         107,462           -               -            -                 -            30,466

------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
Mark Andino               2000         135,000      15,000               -      151,950            45,000                 -
SVP and Chief Financial
Officer

------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
Ben Tinkey                2000         116,111      20,078               -            -             5,000            20,876
SVP and Chief Loan        1999          91,980           -               -            -                 -            13,850
Officer                   1998          91,250           -               -            -                 -            23,544

------------------------- --------- ----------- ----------- --------------- ------------ ----------------- -----------------
----------------------------------

(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named Executive Officer pursuant to the Bank's 401(k) Plan pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986 as amended.

(2) Reflects bonuses awarded in recognition of extraordinary efforts on the part of the Named Executive Officers or as consideration for reductions in benefits under Change in Control Agreements. No bonuses were awarded in 2000 pursuant to the Cash Incentive Bonus Plan.

(3) For fiscal years ending in 2000, 1999, and 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(4) Mr. Andino was awarded 15,000 shares of common stock on January 26, 2000, pursuant to the 1995 Performance Equity Program ("PEP"). Awards vest based upon the passage of time and the achievement of performance goals, consistent with the provisions of the PEP. The market value of the PEP shares awarded was $151,950 as of the date of the grant

(5) Includes options awarded under the 1995 Incentive Option Plan, both prior and subsequent to amendments to the plan on May 25, 2000. Options generally vest in annual installments of 20%, beginning on the first anniversary of the date of the grant, and are exercisable through the tenth anniversary of the grant, except as noted on the Option Grants in Last Fiscal Year table, below. To the extent not already exercisable, the options become exercisable upon death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control.

(6) Includes the fair market value, for each respective year, of shares of Common Stock allocated pursuant to the ESOP.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following  table sets forth  information  concerning  stock options granted to the Named  Executive  Officers during 2000 and the projected value of those options at assumed annual rates of appreciation.  Messrs.  Delk and Friend were not granted any stock options during 2000.
--------------------------------------------------------------------------------------------------- ------------------------------
                                                                                                     Potential Realizable Value
                                                                                                     at Assumed Annual Rates of
                                        Individual Grants                                           Stock Price Appreciation for
                                                                                                           Option Term(3)
--------------------------------------------------------------------------------------------------- ------------------------------
                        Number of Securities     Percent of Total
                         Underlying Options     Options Granted to      Exercise
                             Granted(1)            Employees in        Price Per      Expiration
         Name                                      Fiscal Year           Share           Date               5%            10%
----------------------- ---------------------- --------------------- --------------- -------------- ----------------- ------------
C. Edward Holden             45,000                  23                   8.19          05/01/10      $231,779          $587,374
                             10,000                   5                   9.90          05/25/10        47,601           134,437
                              2,760                   1                  11.76          12/28/10        15,602            44,069
                             17,240(2)                9                  11.76          12/28/05        32,471            94,068
----------------------- ---------------------- --------------------- --------------- -------------- ----------------- ------------
Mark. Andino                 40,000                  20                  10.13          01/26/10       254,828           645,784
                              5,000                   3                  11.21          11/30/10        26,942            76,101
----------------------- ---------------------- --------------------- --------------- -------------- ----------------- ------------
Ben Tinkey                    5,000                   3                  11.21          11/30/10        26,942            76,101
----------------------- ---------------------- --------------------- --------------- -------------- ----------------- ------------
--------------------------

(1)  Options vest in 20% annual increments,  beginning one year from the date of
     grant,  except  as  noted.   Options  are  exercisable  through  the  tenth
     anniversary of the date of grant, except as noted.

(2) Represents non-statutory stock options that except as noted were fully vested on the date of grant. These options are exercisable through the fifth anniversary of the date of grant.

(3) "Potential Realizable Value" is disclosed in response to SEC regulations that require such disclosure for illustration only. The values disclosed are not intended to be, and should not be interpreted as, representations or projections of the future value of the Common Stock or of the stock price. Amounts are calculated at 5% and 10% assumed appreciation of the value of the Common Stock (compounded annually over the option term) and are not intended to forecast actual expected future appreciation, if any, of the Common Stock. The potential realizable value is the difference between the exercise price and the appreciated stock price at the assumed annual rates of appreciation multiplied by the number of shares underlying the options.

                        FISCAL YEAR END OPTION/SAR VALUES

        The following  table provides  certain  information  with respect to the number of shares of Common Stock represented by outstanding  options held by the
Named  Executive  Officers as of December 31, 2000. Also reported are the values for  "in-the-money"  options  which  represent the positive  spread  between the exercise  price of any such existing stock options and the year-end price of the
Common Stock.  At December 31, 2000,  136,282  options were  exercisable  by the
Named Executive Officers.
------------------- ---------------------------------- ------------------------------------
                     Securities Underlying Number of    Value of Unexercised In-the-Money
                       Unexercised Options/SARs at       Options/SARs at Fiscal Year End
                           Fiscal Year End (#)                       ($) (1)
------------------- ---------------------------------- ------------------------------------
                      Exercisable      Unexercisable     Exercisable      Unexercisable
------------------- --------------- ------------------ -------------- ---------------------
C. Edward Holden         17,240          57,760                  0        120,513
------------------- --------------- ------------------ -------------- ---------------------
Eugene R. Friend         14,375               0             22,856              0
------------------- --------------- ------------------ -------------- ---------------------
Marshall G. Delk         71,875               0            114,281              0
------------------- --------------- ------------------ -------------- ---------------------
Mark Andino                   0          45,000                  0         25,200
------------------- --------------- ------------------ -------------- ---------------------
Ben Tinkey               32,792           5,000             52,139              0
------------------- --------------- ------------------ -------------- ---------------------

-------------------------------
(1) Market value of underlying securities at fiscal year end ($10.69) minus the exercise price per share of each option.

Transactions With Certain Related Persons

         The Bank's current policy provides that all loans made by the Bank to its Directors and Officers are made using credit underwriting procedures that are no less stringent than those applicable for comparable transactions by the Bank with other persons outside the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans with terms that are more favorable than those generally available may be made to Directors and Executive Officers pursuant to a benefit program generally available to employees of the Bank that does not discriminate in favor of Directors or Executive Officers.

         Commencing on November 20, 2000 and ending on December 28, 2000, the Directors and Executive Officers of the Company loaned the Company an aggregate of $1,670,000 pursuant to individual promissory notes in varying amounts. The purpose of the loans, which were structured on an arm's length non-preferential basis at the prime rate of interest as quoted by the Wall Street Journal, was to provide the Company interim financing until a third party line of credit could be established and a loan owed to the Company was repaid. On December 28, 2000, the Directors and Executive Officers were repaid the principal of $1,670,000 and interest of $18,000 from the proceeds from the pay-off of a loan owed the Company.

Audit Committee Report

         The Board of Directors, in its business judgment, has determined that each member of the Audit Committee is "independent," as defined under the listing standards of The NASDAQ Stock Market, Inc. The Audit Committee operates pursuant to an Audit Committee Charter, that was revised and adopted by the Board on June 14, 2000, to comply with the new requirements for corporate audit committees, a copy of which is attached to this Proxy Statement as Appendix A. The Company's management is responsible for its internal accounting controls and the financial reporting process. The Company's independent accountants, Deloitte & Touche, LLP, are responsible for performing an audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and for expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes.

         In keeping with that responsibility, the Audit Committee has reviewed and discussed the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2000 with management and the independent accountants. In addition, the Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communications with Audit Committee," as currently in effect, and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent accountants their independence. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining independence between the Company and the independent accountants.

         The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

         Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to stockholder approval, of the independent auditors and the Board concurred with such recommendation.

         This report is respectfully submitted by the Audit Committee of the Board of Directors.

                             Diane S. Bordoni, Chair
                                   P.W. Bachan
                                 Steven Franich
                                  McKenzie Moss

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 2000 were Deloitte & Touche LLP ("Deloitte"). The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the principal accountants' independence. Upon recommendation of the Audit Committee, the Company's Board of Directors has reappointed Deloitte to continue as independent auditors for the Company and the Bank for the fiscal year ending December 31, 2001, subject to ratification of such appointment by the stockholders.

         Representatives of Deloitte will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         During 2000, the Company was billed the following amounts for services rendered by Deloitte.

         Audit Fees. In connection with the audit of the Company's annual consolidated financial statements and review of its Form 10-K and the review of the Company's interim consolidated financial statements included within Forms 10-Q, the Company was billed approximately $155,250 by Deloitte. This figure includes fees for services that were billed to the Company in 2001 in connection with the 2000 fiscal year audit and out-of-pocket expenses associated with travel costs.

         Financial Information Systems Design and Implementation Fees. Deloitte did not perform financial systems design or implementation services in fiscal year 2000.

         Other Fees. During 2000, the Company was billed $202,240 for services that were not related to the audit of the Company's financial statements. These services included income tax advice, tax return preparation, and other compliance and consulting services, including the provision of certain internal audit services.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice to the Proxy Statement not later than December 18, 2001. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred 120 days before the date the Company's proxy statement is released to stockholders in connection with the previous year's annual meeting. If no annual meeting was held the previous year or the meeting has been changed by more than 30 calendar days from the previous year's proxy statement, notice must be received no later than the tenth day following the day on which notice of the annual meeting was sent by the Company. The advance notice by stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, and the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder. In the case of nominations to the Board of Directors, certain information regarding each nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                              By Order of the Board of Directors



                                              Carlene F. Anderson
                                              Assistant Corporate Secretary

April 16, 2001

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter has been adopted by the Board of Directors of Monterey Bay Bancorp, Inc. ("Company") and Monterey Bay Bank ("Bank"). The Audit Committee of the Board of Directors shall review and assess this Charter at least annually and recommend any proposed changes to the full Board of Directors for approval.

STATEMENT OF POLICY

The Audit Committee shall assist the Board of Directors in fulfilling its responsibilities of oversight to:

o Ensure the accuracy of financial reports to the regulators, stockholders, and the public

o Ensure that the financial reports conform to generally accepted accounting principles

o    Monitor the adequacy of internal controls and accounting procedures

o Monitor compliance with applicable laws, regulations, internal policies and procedures, and the Company's code of ethical conduct

In so doing, it is the responsibility of the Audit Committee to maintain free and open communication amongst the Directors, the independent auditors, the internal auditors, outside legal counsel, and the financial management of the Company and Bank.

AUDIT COMMITTEE COMPOSITION AND AUTHORITY

The Audit Committee is composed of no less than four outside directors who are fully independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgement as a member of the Audit Committee, and as defined in Rules 4310, 4320, and 4460 of the NASDAQ listing standards. Audit Committee members are to be financially literate, or become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member must have accounting or related financial management expertise. Audit Committee members, and the Audit Committee's Chairman, are appointed by the Chairman of the Board with their respective appointments ratified by the full Board of Directors. The composition of the Company's Audit Committee and the Bank's Audit Committee is identical.

The Audit Committee acts with the full authority of the Board of Directors and is authorized to engage any resources necessary to fulfill its responsibilities of oversight.

AUDIT COMMITTEE MEETINGS

The Audit Committee for the Company shall meet at least four times annually, or more frequently as circumstances dictate. At least once each year the Audit Committee shall have separate private meetings with the independent auditors, management, and the internal auditors. The Bank's Audit Committee generally meets on the third Tuesday of each month, or more frequently as determined by the Audit Committee Chairman. One member of the Committee shall be appointed as chairman. The chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the full Board of Directors. The chairman will also maintain regular liaison with the CEO, CFO, the lead independent audit partner, the Compliance Officer, the Director of Internal Audit, and the lead Internal Audit partner.

PRINCIPAL RESPONSIBILITIES, DUTIES, AND ACTIVITIES OF AUDIT COMMITTEE

1. Recommend to the Board of Directors the independent auditors to be retained and nominated for stockholder approval to audit the financial statements of the Company. Clarify that such auditors are ultimately accountable to the Board of Directors and the Audit Committee, as representatives of the stockholder. Monitor the independent auditor's performance versus expectations, in connection with financial attestation, tax, or other services rendered on behalf of the Company, and recommend the replacement of the current audit firm, as appropriate, or whether a rotation of the audit firm's senior partner is advisable or required by statute.

2. Consider, in consultation with the independent auditor, the adequacy of the Company's internal financial controls to provide reasonable assurance that publicly reported financial statements and/or reports are presented fairly and in conformance with generally accepted accounting principles, and that such reports are prepared with adequate timeliness to allow sufficient review by legal counsel.

3. Consider, in consultation with the independent auditor, major changes to financial standards and/or other major questions of choice regarding the appropriate auditing and accounting principles and practices followed when preparing the financial statements. Discuss "appropriateness", rather than what is merely "acceptable", when choosing principles used in the preparation of financial statements.

4. Obtain a formal written statement annually from the independent auditors describing all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1. Actively engage in a dialogue with the independent auditors with respect to any relationship that may impact the objectivity and independence of the auditors and take, or recommend that the Board of Directors take, appropriate actions to oversee and satisfy itself as to the auditors independence.

5.   Discuss with a representative  of management and the independent  auditors:
     (1) the interim financial information contained in the Company's Quarterly Reports on Form 10-Q prior to their filing, (2) the quarterly earnings announcement prior to its release (if practicable), (3) any interim SEC filing on Form 8-K that involves material information, if practicable, and
     (4) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Chairman in person or by telephone.)

6. Review the audited financial statements and discuss them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves, accruals, judgement areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K).

7. Issue the annual Audit Committee report to be included in the Company's Proxy Statement as required by the rules of the Securities and Exchange Commission.

8. Discuss with management and/or the Company's general counsel any legal matters (including pending litigation) that may have a material impact on the Company's financial statements and any material reports or inquiries from regulatory or governmental agencies.

9. Review the Company's consolidated annual tax returns as prepared by management and the independent audit firm.

10. Separately recommend the appointment of a competent, qualified, and experienced audit firm selected to provide the co-sourced Internal Audit functions for the Bank. If the selected firm is the same as that chosen to perform the financial statement audit or some other service for the Company or the Bank, the Committee should exercise care to maintain "independence requirements" consistent with AICPA guidance to such firms. (Reference:
     Interagency Policy Statement on the Internal Audit Function and Its Outsourcing, dated December 22, 1997.) Periodically consider whether the replacement of the audit firm performing co-sourced Internal Audit services is appropriate or whether a rotation of the independent audit firm's senior partner is advisable or required by statute.

11. Participate in the annual Internal Audit "risk-assessment" process, in conjunction with management, to determine the scope of internal audit for the plan year, determine the compensation for the services provided, and clarify the terms of engagement with the firm selected to provide co-sourced Internal Audit services.

12. Review the audit reports produced by the Bank's Internal Audit function on each area selected for audit, discuss such reports with management, and monitor management's timely and appropriate response to such findings.

13. Review audit reports prepared by any third-party audit firm on any of the Bank's functions that have been outsourced to a third party, such as outsourced data processing services; and review reports produced by any regulatory agency (i.e. FFIEC) to assess the adequacy of internal controls related to functions outsourced to a third party.

14. Review and respond to reports of examination generated by regulatory authorities. Monitor management's appropriate and timely progress in addressing each issue contained within such reports of examination.

15. Provide regular reports to the Board of Directors on the activities of the Audit Committee. Serve as a channel of communication between any external auditor or examiner and the Board of Directors.

16. Recommend the appointment of a qualified Compliance Officer, determine the responsibilities of the Compliance Officer as Chair of the Compliance Committee, and clarify the independence of the Compliance Officer and the Compliance Committee, as necessary.

17. Establish, review, and periodically update the Code of Ethical Conduct and ensure that management has established a system to enforce this code. Periodically review relevant aspects of the performance and ethical conduct of the CEO, CFO, Compliance Officer, and other management personnel in Executive Session.

18. Periodically evaluate the performance of the CFO in regards to financial reporting and financial controls.

19. Obtain an annual "Management Letter" from the Company's independent external auditors. Discuss this letter with the independent external audit firm and management. Monitor opportunities for corrective actions or improvement highlighted in the letter.

20. Review and monitor internally generated reports, minutes, or other relevant material prepared by management and/or the Compliance Officer.


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

21.  Solicit  input from the Board of Directors and  independent  audit firms on
     enhancing   Audit    Committee    performance,    and   perform    periodic
     self-assessments of the Committee's activities and effectiveness.

22. Schedule periodic briefings by top management and operating officers on financial performance and condition, internal control issues, and laws and regulations.

23. Effectively communicate Audit Committee expectations to external auditors and to key members of management.

24. Evaluate whether the Company and Bank have allocated a sufficient quality and quantity of resources to generate quality financial reporting while also maintaining a suitable level of internal controls.

RESPONSIBILITIES OF AUDIT COMMITTEE MEMBERS

o Review orientation materials provided new Audit Committee members and become familiar with the principal duties and activities of the Audit Committee which are detailed in this Audit Committee Charter.

o Review all reports prepared for submission to the Audit Committee: by the firm engaged to conduct the financial attestation audit; by the firm engaged to perform Internal Audit functions; by any regulatory agency; by the Compliance Officer or management; and by any firm that conducts "third party" audits pertinent to the operations of the Company or the Bank.

o Attend Audit Committee meetings, and participate in Committee duties and activities as defined in this Audit Committee Charter.

o Achieve and maintain the "financial literacy" required of corporate Audit Committee members by periodically attending outside seminars and other more formal training vehicles to enhance knowledge and proficiency in fulfilling Audit Committee responsibilities.


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